Virtus Strategic Allocation Series,

a series of Virtus Variable Insurance Trust

Supplement dated May 8, 2013 to the

Statutory Prospectus dated May 1, 2013

IMPORTANT NOTICE TO INVESTORS

The fourth paragraph under “More About Principal Investment Strategies” on page 5 of the Series’ statutory prospectus is hereby replaced in its entirety with the following:

For fixed income securities, Newfleet uses a sector-rotation approach. Newfleet seeks to adjust the fixed income portion of the Series’ investment in various sectors and the selections within sectors to obtain higher relative returns. Newfleet selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that Newfleet believes offer the best potential for total return based on risk-to-reward tradeoff. The Series generally invests in highly-rated debt securities, although it may invest up to 10% of its total assets in junk bonds. The Series may invest up to 10% of its total assets in securities of foreign issuers.

Investors should retain this supplement with the Statutory Prospectus for future reference.

VVIT 8507 StratAlloc FIFix (5/2013)